Exhibit 10.3
BUILDERS FIRSTSOURCE, INC.
SUMMARY OF NAMED EXECUTIVE OFFICER BASE SALARIES
     On February 14, 2006, the Board of Directors of Builders FirstSource, Inc. (the “Company”) approved the following base salaries for fiscal 2006 for the named executive officers listed below (the “Named Executive Officers”). Each of the named Executive Officers other than Mr. Schenkel is a party to an employment agreement with the Company. Copies of the Employment Agreement for Mr. Sherman and the Amendment to that Employment Agreement have been filed as exhibits to Amendment No. 1 and Amendment No. 4 to the Company’s Registration Statement on Form S-1, and such agreements are incorporated by reference herein. Copies of the employment agreements for Messrs. O’Meara, Horn and McAleenan have been filed as exhibits to the Company’s Report on Form 10-Q for the quarter ending September 30, 2005, and such agreements are incorporated by reference herein. Mr. Schenkel is an “at-will” employee of the Company and is not a party to a written employment agreement with the Company.

Named Executive Officer	Title	Base Salary
Floyd Sherman	President and Chief Executive Officer	$600,000
Kevin O’Meara	Sr. Vice President and Chief Operating Officer	$405,000
Charles Horn	Sr. Vice President and Chief Financial Officer	$375,000
Donald F. McAleenan	Sr. Vice President and General Counsel	$360,000
Fred Schenkel	Vice President of Manufacturing	$242,000